UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2018

REALBIZ MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2018, RealBiz Media Group, Inc. (the “Company”) issued Donald P. Monaco, as Trustee of the Donald P. Monaco Insurance Trust (the “Holder”), a promissory note (the “Note”) in the principal amount of $530,000. The Note accrues interest at a rate of 12% per annum and matures on January 26, 2019 (the “Maturity Date”). Any amount of principal or interest accrued on the Note which is not paid when due shall bear interest at a rate of 18% per annum. In addition, upon the Company’s failure to pay the Obligations (as defined in the Note) on the Maturity Date, the Holder may convert the Note into shares of the Company’s common stock at a conversion price equal to the lowest closing price of the Company’s common stock during the 15 trading days prior to the date the Holder gives notice of the default to the Company. In addition, pursuant to the Note, the Holder shall have a lien on and a right to set off against all money, securities and other property of the Company now owned or hereafter acquired. The Company shall have the right to prepay the Note, in whole or in part, at any time without any premium or penalty.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Note, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference. The Note has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and was offered and issued in reliance on the exemption from registration under the Securities Act of 1933, as amended, afforded by Section 4(a)(2).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Note issued to Donald P. Monaco, as Trustee of the Donald P. Monaco Insurance Trust on January 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealBiz Media Group, Inc.

Dated: February 12, 2018	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer